UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21515

TS&W / Claymore Tax-Advantaged Balanced Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532

(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

2455 Corporate West Drive,

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SemiAnnual Report

June 30, 2006

(Unaudited)

TS&W/ Claymore Tax-Advantaged Balanced Fund	TYW

www.tswclaymore.com

... home port for the LATEST,

most up-to-date INFORMATION about the

TS&W/Claymore Tax-Advantaged Balanced Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.tswclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Thompson, Siegel & Walmsley, Inc. and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear Shareholder |

We thank you for your investment in the TS&W/Claymore Tax-Advantaged Balanced Fund (“TYW”). We are pleased to submit the TYW semiannual shareholder report for the six-month period ended June 30, 2006.

After the close of this fiscal reporting period, shareholders of the Fund approved a change to the sub-advisory agreement among the Fund, Claymore Advisors, LLC and SMC Fixed Income Management, LP. On July 11, 2006, SMC Fixed Income Management assumed management of the Fund’s municipal bond portfolio. This change, however, did not represent a change in portfolio managers. Vincent Giordano and Roberto Roffo – who have managed the municipal portfolio since the Fund’s inception as employees of Claymore Advisors, LLC – will continue to manage the portfolio as employees of SMC Fixed Income Management, LP. Thompson, Siegel & Walmsley, Inc. (“TS&W”) continues to serve as an Investment Sub-Adviser and is responsible for the day-to-day portfolio management of the Fund’s equity portfolio and other non-municipal income-producing securities. Claymore Advisors, LLC remains the Investment Adviser to the Fund and is responsible for managing the Fund’s overall asset allocation. This change should have no impact on the Fund’s operations.

The Fund’s primary investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund focuses its investments on securities that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gain rates (“tax-advantaged income”), while also offering the potential for capital appreciation through exposure to equity markets. The portfolio is comprised primarily of municipal securities that are not preference items for the purposes of the alternative minimum tax, equity securities and high-yield debt securities.

We’re delighted with the performance of TYW in what can be characterized as a volatile market environment and a difficult period for closed-end funds in general. The Fund provided positive market price and net asset value (“NAV”) returns. The success of the Fund, we believe, is attributable to the disciplined investment strategies employed in both its municipal and equity and income portfolios. The Fund’s objective of providing tax-advantaged income was helped during the period as Congress officially lengthened the life of the favorable 15% tax treatment of equity dividends to December 2010 from December 2008. This provides renewed enthusiasm for dividend-paying securities and we believe it may result in more companies increasing their dividend distributions.

During the six-month period, the Fund generated a total return based on market value of 7.79%. This represents a change in market price to $13.92 on June 30, 2006 from $13.35 on December 31, 2005, plus the reinvestment of dividends. The Fund produced a total return of 5.07% NAV. This represents a change in NAV to $15.75 on June 30, 2006 from $15.44 at the start of the period, plus the reinvestment of dividends. The Fund paid quarterly dividends of $0.234375 per share during the period. This represented a distribution rate of 6.73% based upon the closing market price of $13.92 on June 30, 2006. However there is no guarantee that this level of income will be maintained. Given the tax characteristics of the 2005 calendar year, this rate represents a taxable-equivalent distribution rate of 8.67% for a shareholder in the 35% maximum federal income tax bracket.

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Dear Shareholder continued

As you are probably aware, the Fund has distributed, along with its quarterly distributions, notices of the source of these distributions. These notices are required by Section 19 of the Investment Company Act of 1940. The Fund currently does not anticipate that any of the distributions paid during the 2006 calendar year will be classified as a return of capital for tax purposes. The final determination of the source of the 2006 distributions, however, will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099-DIV.

The Fund’s market price is trading at a discount to its NAV. This discount from NAV highlights the fact that most closed-end funds have fallen out of favor with investors recently. However, we feel that this discount represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”) that is described in detail on page 24 of this report. If shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and to enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of this report on page 5. You will find information on what impacted the performance of the Fund during the fiscal period and the Investment Adviser’s and Sub-Advisers’ views on the overall market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.tswclaymore.com.

Sincerely

Nicholas Dalmaso
TS&W/Claymore Tax-Advantaged Balanced Fund

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Questions & Answers |

TS&W/Claymore Tax-Advantaged Balanced Fund (“TYW”) has been managed jointly by Claymore Advisors, LLC and Thompson, Siegel & Walmsley, Inc. (“TS&W”). As of July 11, 2006, SMC Fixed Income Management, LP (“SMC”) became a sub-adviser to the Fund along with TS&W. Claymore Advisors, LLC remains the Investment Adviser to the Fund. While there was a change in the sub-adviser for the municipal portfolio, there was no change in the portfolio managers – Vincent Giordano and Roberto Roffo – who have managed the municipal portfolio since the Fund’s inception. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

Vincent R. Giordano, Portfolio Manager,

Managing Member SMC Fixed Income Management, LP

Mr. Giordano is a Managing Member of SMC Fixed Income Management, LP. He leads the firm’s municipal fixed-income investment management team and co-manages the Fund’s municipal portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC (2003 to 2006) and Merrill Lynch. He has more than 30 years of investment experience.

Roberto W. Roffo, Portfolio Manager,

Managing Director SMC Fixed Income Management, LP

Mr. Roffo co-manages the municipal portfolio. He has more than 15 years of investment management experience focused in the municipal market. Prior to joining SMC, Mr. Roffo was employed by Claymore Advisors, LLC (2004 to 2006) and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor’s Degree from the University of Massachusetts.

Paul A. Ferwerda, CFA, Portfolio Manager,

Senior Vice President – Domestic Equity and Research Thompson, Siegel & Walmsley, Inc.

Mr. Ferwerda is responsible for the day-to-day management of the Fund’s common stock portfolio. He has been with TS&W for more than 18 years and has 23 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

William M. Bellamy, CFA, Portfolio Manager,

Vice President Thompson, Siegel & Walmsley, Inc.

Mr. Bellamy joined TS&W in 2002. He has more than 16 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund’s taxable fixed-income securities. He holds an MBA from Duke University.

TS&W/Claymore Tax-Advantaged Balanced Fund is co-managed by Paul A. Ferwerda and William M. Bellamy of Thompson Siegel & Walmsley, Inc. and Vincent Giordano and Roberto Roffo of SMC Fixed Income Management, LP. In the following interview, the teams share their thoughts on the market and discuss the factors that influenced the Fund’s performance in the semiannual fiscal period, December 31, 2005 through June 30, 2006.

How did the Fund perform during the six-month period?

TYW performed well, providing a total return based on market price of 7.79%, which includes the reinvestment of quarterly dividends. TYW also gained on a net asset value basis (“NAV”), generating a total return of 5.07%, which includes the reinvestment of the Fund’s quarterly dividends.

For NAV performance comparison purposes, the municipal bond market, as measured by the Lehman Brothers U.S. Municipal Long Bond Index, returned 0.61% for the six-month period. The broad equity market, as measured by the Standard & Poor’s 500 Index (“S&P 500”), returned 2.42%, assuming dividend reinvestment after withholding taxes, and the high yield bond market, as measured by the Merrill Lynch High Yield Master II Index, returned 3.07% over the semiannual period.

The Fund continued to pay an attractive quarterly distribution of $0.234375 per share, which represented a distribution rate of 6.73% based upon the closing market price of $13.92 on June 30, 2006. However there is no guarantee that this level of income will be maintained. Given the tax characteristics of the 2005 calendar year, this rate represents a taxable-equivalent distribution rate of 8.67% for a shareholder in the 35% maximum federal income tax bracket.

Were there any structural changes to the Fund’s asset allocation?

Strong growth within the Fund’s common stock portfolio allowed us to reallocate the Fund’s assets in early May as the non-municipal portion of the portfolio appreciated to a level close to the maximum allowable allocation of 50% of assets. Assets within the equity income portfolio were sold and general obligation municipal securities were purchased with the proceeds. On June 30, 2006, approximately 52.9% of the Fund’s total investments were invested in municipal securities which provide income exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax. Approximately 37.1% of total investments were invested in equity securities primarily consisting of large-cap dividend-paying stocks and approximately 9.9% was invested in other taxable income-producing securities, which include high-yield bonds, preferred stocks, real estate investment trusts and other income-producing securities.

How does the Fund employ leverage?

TYW, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide the potential for increased income and capital appreciation to common shareholders than could otherwise be achieved from an unleveraged portfolio. In executing this strategy, the Fund issued Auction Market Preferred Shares (“AMPS”). While the cost of the AMPS

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Questions & Answers continued

increased this period with the rise in short-term interest rates, their expense was lower than the returns that the Fund generated on its investments, during the six months ended June 30, 2006. We expect to employ a leverage program as long as it adds value. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. Approximately 33% of the Fund was leveraged as of June 30, 2006.

As of July 11, 2006, SMC Fixed Income Management, LP became a Sub-Adviser to the Fund and assumed management of the Fund’s municipal portfolio. The following questions are related to that portion of the portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo. These are the same individuals that, as former employees of Claymore Advisors, LLC, have managed the municipal portfolio since the Fund’s inception.

Will you provide an overview of the municipal market during the six-month fiscal period?

It was a favorable market for municipal bonds even in spite of rising interest rates on both the long and short ends of the yield curve. The Lehman Municipal Long Bond Index returned 0.61% in the six-month period and municipal bonds outperformed comparable maturity Treasury bonds across all maturities. New issuance was slightly below projected volume due to concern about the rising interest rate environment and the expenses involved with new issuance. Demand, however, remained very strong. Investors searching for yield continued to favor the high-yield segment of the market and bonds with longer maturities.

Will you tell us about how you select municipal securities for the Fund?

We begin by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. Our team analyzes the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, we incorporate a bottom-up and top-down analysis that helps us construct a portfolio that we believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. While we monitor interest rates very closely and act quickly to adjust the portfolio to changing market rates, we do not trade the portfolio in search of incremental gains that could be achieved by active trading based on daily changes in rates. Our proprietary, unbiased research helps us identify undervalued sectors that we believe have the potential for ratings upgrades and capital appreciation, but there is no guarantee that such events will occur.

Which issues or sectors contributed to the municipal portfolio’s performance?

The high-yield portion of the portfolio continued to outperform the investment-grade portion. This was helpful as the portfolio held an overweight in high-yield bonds relative to the index. The Fund’s high-yield securities are concentrated in land-secured housing and health care credits. These were positions initiated at the Fund’s inception based on our analysis that indicated these were the most attractive sectors based on yield spreads and potential total return. These sectors remain core areas of the portfolio and have experienced tremendous appreciation while outperforming the overall municipal market since their purchase.

Land-secured housing credits. These bonds are issued by local municipalities and represent most of the portfolio’s high-yield or non-rated exposure. Many corporate land developers borrow money from local governments to help subsidize the construction of new single- or multi-family housing developments. Bonds from such transactions are called special tax allocation securities. That’s because the bonds are paid off by property taxes assessed on the new homes. At their inception, these securities have higher levels of risk because of the time lag between their issuance and when property taxes are generated. The only collateral for the bonds is the land upon which the homes are being built. We were fortunate enough to purchase issues that have done very well since our investment. While externally these credits remain non-rated, our internal ratings analysis suggested to us that their level of credit worthiness has improved as property taxes are now being paid. Like the health care credits, these bonds have generated attractive income and offer improving risk/reward characteristics.

Health care credits. The Fund owns a diversified portfolio of municipal health care bonds. We initially purchased these securities because of their attractive prices, relatively high yields and what we believed to be their strong upside potential. Since that time, their credit-worthiness and valuations have improved significantly. We continue to hold these securities because they have generated solid income for the portfolio and offer improving risk/reward characteristics.

Which areas of the portfolio hurt performance?

The rising interest rate environment, specifically the increase of long-term interest rates, had a negative impact on the portfolio. Many of the portfolio’s long-duration bonds declined in value as long-term rates rose. Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. Longer-term duration bonds typically underperform shorter-duration bonds in a rising interest rate environment such as the one we experienced during the fiscal period. While the Fund’s land-secured housing credits and health-care credits typically have longer average durations, they held up better because there was better demand for the income provided by such high-yield municipal bonds versus longer-duration investment-grade general obligation municipals.

What is your outlook for the economy and the municipal market and fund?

It appears that the Federal Reserve Board (the “Fed”) has been successful in slowing down economic growth to a reasonable and sustainable pace. For that reason, we believe that the Fed is close to the end of its current interest rate tightening cycle. When short-term rates begin to stabilize, it should be positive for the

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Questions & Answers continued

municipal market. Municipal bonds are still cheap on a relative basis versus taxable bonds and we believe that demand should remain strong given the municipal market’s attractive yields and recent performance relative to Treasuries. All of this provides a favorable backdrop for the Fund’s municipal holdings, in our opinion.

The Fund’s equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

The markets were quite volatile during the period. Would you provide an overview of the factors that impacted market performance?

Equity Market Overview

The first half of 2006 provided a bifurcated market environment. From the start of the year through April the equity market rallied as investors believed that the Fed was nearing an end to its interest-rate tightening cycle. The global economy continued to display strength despite oil prices that had reached historic levels. Global demand for goods and services continued to buoy the prices of materials and industrials stocks. In the first part of May, however, investor optimism turned to concern and risk aversion, as higher than anticipated inflation data was released. At about the same time the Fed raised short-term rates again and provided hawkish comments that created uncertainty as to when the rate tightening would cease. Investors moved quickly to lock in profits in more volatile segments of the market and moved into areas that they perceived to be more liquid. Investors also favored yield-oriented stocks over non-dividend paying securities. Large-cap stocks outperformed small-cap stocks and value stocks outperformed growth stocks in the six-month period. This was a favorable environment for TYW’s income-oriented common stock portfolio.

High-Yield Market Overview

Interest rates rose across all maturities during this six-month period, but rose significantly more during the first several months of the period. Spreads in the high-yield market widened in the second half of the period as investors became more risk averse. The yield curve remained relatively flat. Even amid this rising rate environment, high-yield bonds posted positive returns. The Merrill Lynch High Yield Master II Index returned 3.07% during the first half of 2006. We’re pleased that the high-yield market was able to gain ground in a rising rate environment. In our opinion this reflects a fairly strong income market with favorable supply and demand characteristics.

The favorable tax treatment on equity dividends was extended during the period. What impact did the news have on dividend-paying stocks and the common stock portfolio?

We were of course pleased that Congress chose to extend the expiration of the 15% tax treatment of equity dividends to December 2010. Previously the tax rate would have expired in December 2008. The news of the extension supported dividend-paying stocks as it renewed investor enthusiasm for these securities. Since its initial passage in 2003, many companies have continued to increase their dividend distribution rates or have initiated a dividend distribution policy. Dividend-paying stocks also benefited as investors looked for safety in more defensive issues as the market declined. Dividends are not tied to the direction of a company’s stock price and can help cushion the impact of losses when stocks decline. Dividends can also boost total return potential when stocks gain ground.

Our informal goal is for the common equity portfolio to generate a dividend yield of about two times the S&P 500 yield. It was difficult to achieve that goal this period as the stocks we owned appreciated significantly, thus causing their yields to fall. We fell slightly short of our goal during the fiscal period as our stock portfolio yielded 3.45% vs. 1.76% for the S&P 500. With improving corporate profitability and the extension of the favorable tax treatment, we think it is likely that more companies will increase their dividend distributions which will help us in our pursuit of a higher yielding portfolio. However there is no guarantee of this occurring.

Will you provide a brief overview of your equity and high-yield selection process?

TS&W’s investment process is value-driven and team-oriented. On the equity side, we have a proprietary quantitative valuation model that we apply to more than 400 stocks. This directs our review process toward companies that we believe have the highest expected return potential over a multi-year period. Our in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W’s fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

Which areas of the common equity portfolio helped performance?

The portfolio provided strong performance, generating positive returns in 11 of the 12 Russell 1000 Index sector categorizations. The only negative contributor was the “other” sector that fell 15 basis points primarily due to a decline in our position in General Electric Company (1.1% of total investments). The best performing sectors were materials, energy and financials. We also initiated a perpetual preferred securities position which supported the portfolio’s income goal.

Materials. Phelps Dodge (0.6% of total investments), a copper company, had been a strong performer for the portfolio since its inception. During the period we sold the security to lock in profits for shareholders and reinvested the proceeds into diversified chemical company Dow Chemical (0.8% of total investments). Similar to Phelps Dodge, Dow offered an attractive dividend yield and strong growth potential.

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Questions & Answers continued

Energy. As crude oil prices continued to climb, the portfolio’s energy holdings performed well. We trimmed the Fund’s exposure to Marathon Oil and Conoco Philips (each 0.6% of total investments). Both oil companies had performed exceedingly well and we wanted to preserve gains for shareholders. The companies benefited from their successful refining businesses – a leading sub-sector of the energy industry.

Financials. Financials represented the portfolio’s largest sector position and provided solid gains. We trimmed a few of the better performers throughout the period to lock in gains. Primarily, we reduced positions in diversified financial stocks including Merrill Lynch (0.5% of total investments) and eliminated our position in PNC. One security that did not work well was New York Community Bank, a bank with a great deal of mortgage lending exposure. We eliminated the stock from the portfolio as it continued to suffer from rising interest rates and a generally flat yield curve.

Perpetual preferred securities. These are preferred stocks with no maturity date, a key characteristic that enables them to qualify for the qualified dividend income (“QDI”) classification. We established a position in the first quarter as we became nervous about the strength of the equity market and we added to the position in the second quarter. These interest-rate sensitive securities offered yields between 6% and 7% and provided less volatility than our common stocks. By the end of the period, perpetual preferred securities represented about 4% of the portfolio’s equity holdings. When the market improves we expect to use these as a source of funds to reinvest in common stocks.

Which areas of the common equity portfolio hurt performance?

As mentioned previously, nearly all of the Fund’s investment sectors posted gains. There were, however, individual securities that either declined or fell short of our expectations.

General Electric Company (“GE”). GE is a multinational conglomerate that operates in a wide range of industrial, consumer products and financial services businesses. Despite GE’s decline this period, we continue to like the stock and it was one of the portfolio’s top-10 holdings as of June 30, 2006. While its NBC subsidiary generated some negative press recently, we believe GE’s fundamentals remain strong. We were surprised and disappointed by the poor sponsorship for GE in the market. Its recent decline, however, has only bolstered our enthusiasm as the stock is now trading at an extremely attractive valuation in our opinion. GE provides an attractive dividend yield and strong long-term growth potential with reasonable profit growth.

DTE Energy. This electric and natural gas utility company declined throughout the period as a result of a continued difficult regulatory environment, which led us to eliminate the position. We eliminated the position prior to June 30, 2006.

Seagate Technology. This hard disk drive producer (0.6% of total investments) declined with the broader technology group during the period. We were late in our purchase of the stock, which began to decline shortly after our initial investment. We continued to hold Seagate because we believed the company’s fundamentals were intact and that it had strong future growth potential. It is also one of a fairly small group of technology companies that pay a dividend.

Home Depot. A national chain of home improvement stores, Home Depot (0.3% of total investments), declined early in the period, and we initiated our position on that weakness. We were early in our purchase, however, as the stock continued to fall throughout the period on concerns of a weakening housing market. While we concur that a slowdown in the housing market may impact sales, we think that the risk is already more than factored into the stock’s price. The retailer offers an attractive yield and a good deal of upside potential, in our opinion.

How did the portfolio’s high-yield bonds, preferred stocks and real estate investment trusts perform?

The Fund’s high-yield bonds, preferred stocks and REITs represented approximately 9.9% of total investments on June 30, 2006. Approximately 5.9% of that allocation was in high-yield bonds, while the remaining assets were invested in preferred stocks and REITs. The portfolio’s REITs and preferred securities provided attractive income and good capital appreciation. The high-yield bonds also provided attractive income and modest gains. The goal of owning these securities is to generate income that will pay for expenses incurred by the Fund. We focus our investments in the higher-quality segment of the high-yield market, where we believe the relative risks of default are lower. To help further reduce risk, we keep the portfolio diversified across industry sectors and individual securities.

What is your outlook for the high-yield and equity markets in 2006?

We expect high-yield bonds to perform reasonably well throughout 2006. While rates have continued to rise, they remain low on an historical basis. This low rate environment continues to attract income-oriented investors to the high-yield market. If the Fed ends its interest rate tightening program, high-yield bonds may perform even better. While defaults have picked up modestly, they are nowhere near where they’ve been historically, and we expect corporate earnings to remain strong.

We expect continued volatility in the equity market over the remainder of the year. High oil prices, renewed Middle East violence, a slowing economy and speculation surrounding Federal Reserve policy are the basis behind our forecast. Our focus on

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TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Questions & Answers continued

dividend paying stocks has been the right strategy to follow during this turbulent period. An extension of the favorable tax rate on equity dividends also gives us assurance dividend-paying stocks will remain in favor with investors. A declining market is creating better value opportunities as most companies continue to report healthy profit gains. Reasonable valuations combined with rising dividends makes us confident about the total return opportunity from the common equity portion of TYW.

TYW Risks and Other Considerations

Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Additionally, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in equity securities. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Additionally, any capital gains dividends will be subject to capital gains taxes.

The Investment Manager may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund’s assets in the municipal securities portfolio against the volatility of interest rate changes and other market movements. There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Fund and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

The Fund may seek to enhance the level of the Fund’s current income through the use of leverage. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful in enhancing the level of the Fund’s current income.

There are also specific risks associated with investing in municipal bonds. The secondary market for Municipal Bonds is less liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

It is important to note that closed-end funds often trade at a discount to their market value.

SemiAnnual Report | June 30, 2006 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Summary | As of June 30, 2006 (unaudited)

Fund Statistics
Share Price	$13.92
Common Share Net Asset Value	$15.75
Premium/(Discount) to NAV	-11.62%
Net Asset Applicable to Common Shareholders ($000)	$242,653

Total Returns
(Inception 4/28/04)	Market	NAV
Six Months	7.79%	5.07%
One Year	8.21%	9.07%
Since Inception – average annual	2.78%	10.46%

Top Ten Holdings Municipal Portfolio	% of Total Investments
Metropolitan Transportation Authority (NY), Dedicated Tax Fund, Series 2006 A, MBIA Insured, AAA, NR, 5.000%, 11/15/2031	2.3%
Richardson Hospital Authority (TX), Hospital Refinance & Improvement, Richardson Regional, BBB, Baa2, 6.000%, 12/1/2034	2.0%
Camden County Improvement Authority (NJ), Cooper Health System, Series 2004 A, BBB, Baa3, 5.750%, 2/15/2034	1.8%
Missouri Development Finance Board (MO), Branson Landing Project, Series 2004 A, BBB+, Baa1, 5.625%, 12/1/2028	1.7%
Alhambra (CA), Certificates of Participation, Police Facilities 91-1-RMKT, AMBAC Insured, AAA, Aaa, 6.750%, 9/1/2023	1.6%
Saint Johns County (FL), Industrial Development Authority, First Mortgage Revenue, Presbyterian Retirement, Series A, NR, NR, 5.625%, 8/1/2034	1.5%
California Statewide Communities Development Authority Revenue, Bentley School, NR, NR, 6.750%, 7/1/2032	1.5%
New Jersey Economic Development Authority Revenue, Cigarette Tax, BBB, Baa2, 5.750%, 6/15/2034	1.4%
Lexington County Health Services District, Inc. (SC), Hospital Revenue, Lexington Medical Center, Series 2004, A, A2, 5.500%, 5/1/2037	1.4%
Rhode Island Economic Development Corporation Facilities, Revenue First Lien-Rhode Island Airport Corporation Project, Series 2006, CIFG Insured, AAA, Aaa, 5.000%, 7/01/2036	1.4%

Top Ten Holdings Equity and Income Portfolio	% of Total Investments
Citigroup, Inc.	1.4%
AT&T, Inc.	1.3%
Bank of America Corp.	1.3%
ChevronTexaco Corp.	1.3%
BP PLC ADR (United Kingdom)	1.2%
General Electric Co.	1.1%
Verizon Communications, Inc.	1.0%
HSBC Holdings PLC ADR (United Kingdom)	1.0%
Altria Group, Inc.	1.0%
Royal Dutch Shell PLC, Class B ADR (United Kingdom)	1.0%

Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Top Ten Industries	% of Total Investments
Health Care	17.7%
Banking and Finance	7.9%
Special Tax	6.5%
Oil and Gas	5.4%
Telecommunications	4.8%
Unlimited – General Obligation	4.8%
Higher Education	4.7%
General Funds	4.5%
Continuing Care Retirement Center	3.7%
Utilities – Gas and Electric	3.2%

Share Price & NAV Performance

Portfolio Concentration by Asset Class*

*	As a percentage of total investments

Credit Quality*

*	Represents higher rating of either S&P, Moody’s or Fitch as a percentage of long-term investments

10 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Portfolio of Investments | June 30, 2006 (unaudited)

Principal Amount		Optional Call Provisions	Value
	Long-Term Municipal Bonds – 78.4%
	Alabama – 1.7%
$4,000,000	Houston County Health Care Authority Series 2006 A, AMBAC Insured, AAA, Aaa 5.250%, 10/1/2030	7/1/16 @100	$4,186,960

	Arizona – 3.2%
3,300,000	Maricopa County Industrial Development Authority Health Facilities Revenue, Catholic HealthCare West-A, A-, A3 (a) 5.375%, 7/1/2023	7/1/14 @ 100	3,381,873
4,500,000	Maricopa County Pollution Control Corp., Pollution Control Revenue Refunding Public Service Co-A-RMK, BBB, Baa2 5.750%, 11/1/2022	8/7/06 @ 101	4,549,905

			7,931,778

	California – 14.3%
5,000,000	Alhambra Certificates of Participation Police Facilities 91-1-RMK, AMBAC Insured, AAA, Aaa 6.750%, 9/1/2023	N/A	5,911,100
1,600,000	California Municipal Financial Authority Education Revenue American Heritage Education Foundation, Project-A, BBB-, NR 5.250%, 6/1/2036	6/1/16 @ 100	1,595,136
5,000,000	California Statewide Communities Development Authority Revenue Bentley School, NR, NR (a) 6.750%, 7/1/2032	7/1/10 @ 103	5,387,600
2,250,000	California Statewide Communities Development Authority Revenue Sub-Wildwood Elementary School, NR, NR 7.000%, 11/1/2029	11/1/09 @ 102	2,383,965
1,080,000	Eastern California Municipal Water District Community Facilities Special Tax Improvement Area 2-Sheffield/Rancho, NR, NR 5.875%, 9/1/2034	9/1/06 @ 102	1,102,302
2,530,000	Lincoln Improvement Board Act 1915 Public Finance Authority-Twelve Bridges, NR, NR 6.200%, 9/2/2025	9/2/09 @ 102	2,648,353
	Murrieta Valley Unified School District, Special Tax Community Facilities District No. 2000-2, NR, NR
1,625,000	6.300%, 9/1/2024	3/1/12 @ 101	1,737,336
2,505,000	6.375%, 9/1/2032	3/1/12 @ 101	2,670,230
1,800,000	Palm Springs Community Redevelopment Agency Tax Allocation Refunding Merged Project No. 1, Series A, A-, NR 5.500%, 9/1/2034	9/1/14 @ 100	1,838,682
4,000,000	Palm Springs Financing Authority Lease Revenue Convention Center Expansion Project, Series 2004 A, MBIA Insured, AAA, Aaa 5.500%, 11/1/2035	11/1/14 @ 102	4,296,640
915,000	Poway Community Facilities District Number 10-Area-E, NR, NR 5.750%, 9/1/2032	9/1/08 @ 102	944,006
1,350,000	Poway Unified School District, Special Tax Community Facilities District Number 6-Area-A, NR, NR 6.125%, 9/1/2033	9/1/10 @ 102	1,430,608
820,000	Snowline California Joint Union School District Community Facility Special Tax, No. 2002-1, Series A, NR, NR 5.400%, 9/1/2034	9/1/06 @ 103	825,314
1,870,000	William S. Hart Joint School Financing Authority CFD’s No’s 90-1, 99-1 & 2000-1 Series 2004, BBB+, NR 5.625%, 9/1/2034	9/1/12 @ 100	1,911,047

			34,682,319

	Colorado – 1.9%
1,355,000	Denver Health & Hospital Authority Health Care Revenue Series 1998 A, ACA Insured, A, NR 5.375%, 12/1/2028	12/1/08 @ 101	1,375,881
	Denver Health & Hospital Authority Health Care Revenue Series 2004 A, BBB, Baa3
1,000,000	6.000%, 12/1/2031	12/1/11 @ 100	1,043,490
2,000,000	6.250%, 12/1/2033	12/1/14 @ 100	2,161,420

			4,580,791

	Connecticut – 1.3%
3,000,000	Connecticut State Health and Educational Facilities Authority Revenue University Hartford-Series G, RADIAN Insured, AA, Aa3 5.250%, 7/1/2036	7/1/16 @100	3,089,430

	Delaware – 0.2%
500,000	Delaware Health Facilities Authority Beebe Medical Center Project, Series 2004 A, BBB+, Baa1 5.500%, 6/1/2024	6/1/14 @ 100	518,875

	Florida – 2.4%
5,450,000	Saint Johns County Industrial Development Authority First Mortgage Revenue Presbyterian Retirement, Series A, NR, NR 5.625%, 8/1/2034	8/1/14 @ 101	5,518,888

	Georgia – 2.6%
	Richmond County Development Authority ASU Jaguar Student Housing I LLC, Series 2004 A, NR, A3
2,865,000	5.250%, 2/1/2030	2/1/14 @ 100	2,886,058
3,350,000	5.250%, 2/1/2035	2/1/14 @ 100	3,368,559

			6,254,617

	Illinois – 0.8%
2,000,000	Metropolitan Pier and Exposition Authority McCormick Place Expansion Project, Series 2004 A, AA-, A1 5.500%, 6/15/2027	8/7/06 @ 100	2,000,760

	Indiana – 0.4%
1,000,000	Vanderburgh County (Indiana) Redevelopement District, Tax Increment, A-, NR 5.250%, 2/1/2031	8/1/16 @ 100	1,014,030

	Kansas – 1.1%
2,500,000	Burlington Pollution Control Revenue Kansas Gas and Electric Co. Project, Series 2004 A, MBIA Insured, AAA, Aaa 5.300%, 6/1/2031	6/1/14 @ 100	2,599,150

	Massachusetts – 1.8%
930,000	Massachusetts Development Finance Agency Revenue Hampshire College, Series 2004, BBB, Baa2 5.625%, 10/1/2024	10/1/14 @ 100	972,668

	Massachusetts Development Finance Agency Revenue Evergreen Center, BBB-, NR
1,505,000	5.500%, 1/1/2020	1/1/15@ 100	1,520,261
1,820,000	5.500%, 1/1/2035	1/1/15@ 100	1,784,073

			4,277,002

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Optional Call Provisions	Value
	Michigan – 2.0%
	Monroe County Michigan Hospital Finance Authority Hospital Revenue Refunding Mercy Memorial Hospital Corporate Obligation, BBB-, Baa3
$1,720,000	5.375%, 6/1/2026	6/1/16 @ 100	$1,725,814
3,065,000	5.500%, 6/1/2035	6/1/16 @ 100	3,091,911

			4,817,725

	Minnesota – 2.8%
3,650,000	Duluth Economic Development Authority Benedictine Health System, O.G., Saint Mary’s Duluth Clinic Health System, Series 2004, A-, NR 5.250%, 2/15/2028	2/15/14 @ 100	3,718,620
3,000,000	Saint Paul Minnesota Housing & Redevelopment Authority Hospital Revenue HealthEast Project, BB+, Baa3 6.000%, 11/15/2035	11/15/15 @ 100	3,196,950

			6,915,570

	Missouri – 5.8%
4,690,000	Cole County Industrial Development Authority Senior Living Facilities Revenue Lutheran Senior Services Heisinger Project, NR, NR (a) 5.500%, 2/1/2035	2/1/14 @ 100	4,794,446
6,000,000	Missouri Development Finance Board Branson Landing Project, Series 2004 A, BBB+, Baa1 (a) 5.625%, 12/1/2028	6/1/14 @ 100	6,238,920
3,000,000	Missouri State Health & Educational Facilities Authority Revenue Senior Living Facilities Revenue Lutheran Senior, Series A, NR, NR (a) 5.375%, 2/1/2035	2/1/15 @ 100	3,032,520

			14,065,886

	New Jersey – 10.4%
6,400,000	Camden County Improvement Authority Cooper Health System, Series 2004 A, BBB, Baa3 5.750%, 2/15/2034	8/15/14 @ 100	6,660,096
	Hudson County Improvement Authority Capital Appreciation County Guaranteed-Series A-1, MBIA Insured, NR, Aaa
1,050,000	0.000%, 12/15/2035	N/A	238,308
1,100,000	0.000%, 12/15/2036	N/A	236,698
1,105,000	0.000%, 12/15/2037	N/A	224,702
1,105,000	0.000%, 12/15/2038	N/A	212,922
4,000,000	New Brunswick, (City of), Parking Authority, MBIA Insured, AAA, Aaa 4.500%, 9/1/2036	9/1/16 @ 100	3,803,400
	New Jersey Economic Development Authority Revenue Cigarette Tax, BBB, Baa2
1,850,000	5.750%, 6/15/2029	6/15/14 @ 100	1,947,698
1,000,000	5.500%, 6/15/2031	6/15/14 @ 100	1,029,890
5,000,000	5.750%, 6/15/2034	6/15/14 @ 100	5,230,600
2,000,000	New Jersey Educational Facilities Authority Fairleigh Dickinson University, Series 2002 D, NR, NR 6.000%, 7/1/2025	7/1/13 @ 100	2,148,680
1,450,000	New Jersey Educational Facilities Authority Stevens Institute of Technology, Series 2004 B, BBB+, Baa2 5.375%, 7/1/2034	7/1/14 @ 100	1,483,582
2,000,000	New Jersey Health Care Facilities Financing Authority Revenue Saint Elizabeth Hospital Obligated Group, BBB-, Baa3 6.000%, 7/1/2020	7/1/07 @ 102	2,062,860

			25,279,436

	New York – 9.5%
8,000,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Series 2006 A, MBIA Insured, AAA, NR 5.000%, 11/15/2031	11/15/16 @ 100	8,194,880
2,000,000	Suffolk County, New York Industrial Development Agency, Continuing Care Retirement Refunding Jeffersons Ferry Project, BBB-, NR 5.000%, 11/1/2028	11/1/16 @ 100	1,978,640
	Yonkers, New York, Series 2006 A, AMBAC Insured, AAA, Aaa
1,995,000	5.000%, 9/1/2023	9/1/16 @ 100	2,065,663
2,095,000	5.000%, 9/1/2024	9/1/16 @ 100	2,167,487
2,150,000	5.000%, 9/1/2025	9/1/16 @ 100	2,219,101
2,245,000	5.000%, 9/1/2026	9/1/16 @ 100	2,313,473
3,750,000	5.000%, 9/1/2031	9/1/16 @ 100	3,839,888

			22,779,132

	Ohio – 1.9%
4,560,000	Akron Bath Copley Joint Township Hospital District Revenue Hospital Facilities-Summa Health Systems, Series A, RADIAN Insured, AA, Aa3 (a) 5.500%, 11/15/2034	11/15/14 @ 100	4,759,500

			4,759,500

	Pennsylvania – 1.6%
3,750,000	Pennsylvania Higher Educational Facilities Authority Widener University Series 2003, BBB+, NR 5.375%, 7/15/2029	7/15/13 @ 100	3,865,050

	Rhode Island – 5.0%
5,000,000	Rhode Island Economic Development Corporation, Facilities Revenue First Lien-Rhode Island Airport Corporation Project, CIFG Insured, AAA, Aaa 5.000%, 7/1/2036	7/1/16 @ 100	5,019,550
3,000,000	Rhode Island State Health & Educational Building Corporation Revenue Hospital Financing Lifespan Obligated Group, A-, A3 6.500%, 8/15/2032	8/15/12 @ 100	3,383,730
	Rhode Island State Health & Educational Building Corporation Revenue Prerefunded Hospital Financing Lifespan, A-, A3
3,000,000	6.375%, 8/15/2021	8/15/12 @ 100	3,370,530
500,000	6.375%, 8/15/2021	8/15/12 @ 100	539,625

			12,313,435

	South Carolina – 2.7%
	Lexington County Health Services District, Inc., Hospital Revenue Lexington Medical Center, Series 2004, A, A2 (a)
1,430,000	5.500%, 5/1/2032	5/1/14 @ 100	1,471,113
5,000,000	5.500%, 5/1/2037	5/1/14 @ 100	5,146,050

			6,617,163

	Texas – 3.0%
6,780,000	Richardson Hospital Authority Hospital Refinance & Improvement Richardson Regional, BBB, Baa2 (a) 6.000%, 12/1/2034	12/1/13 @ 100	7,161,714

See notes to financial statements.

12 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Optional Call Provisions	Value
	Wisconsin – 2.0%
$3,350,000	Wisconsin State Health & Educational Facilities Authority Revenue Aurora Health Care, Series A, BBB+, NR 5.600%, 2/15/2029	2/15/09 @ 101	$3,443,263
	Wisconsin State Health & Educational Facilities Authority Revenue Blood Center Southeastern Project, BBB+, NR
500,000	5.500%, 6/1/2024	6/1/14 @ 100	516,560
750,000	5.750%, 6/1/2034	6/1/14 @ 100	788,684

			4,748,507

	Total Long-Term Municipal Bonds (Cost $185,708,225)		189,977,718

Number of Shares			Value
	Common Stocks – 55.5%
	Banking and Finance – 11.9%
20,000	Australia and New Zealand Banking Group Ltd. ADR (Australia)		$1,984,600
100,000	Bank of America Corp.		4,810,000
105,000	Citigroup, Inc.		5,065,200
42,500	HSBC Holdings PLC ADR (United Kingdom)		3,754,875
85,000	ING Groep NV ADR (Netherlands)		3,342,200
25,000	Merrill Lynch & Co., Inc.		1,739,000
100,000	U.S. Bancorp		3,088,000
50,000	Wachovia Corp.		2,704,000
35,000	Wells Fargo & Co.		2,347,800

			28,835,675

	Beverages, Food and Tobacco – 2.7%
50,000	Altria Group, Inc.		3,671,500
35,000	Nestle SA ADR (Switzerland)		2,742,855

			6,414,355

	Building and Building Products – 0.7%
55,000	Masco Corp.		1,630,200

	Chemicals – 3.1%
20,000	Ashland, Inc.		1,334,000
70,000	Dow Chemical		2,732,100
50,000	PPG Industries, Inc.		3,300,000

			7,366,100

	Computers – 0.8%
90,000	Seagate Technology (b)		2,037,600

	Conglomerates – 1.7%
125,000	General Electric Co.		4,120,000

	Entertainment – 1.0%
125,000	Regal Entertainment Group, Class A		2,540,000

	Forest Products & Paper – 1.5%
100,000	Plum Creek Timber Co., Inc.		3,550,000

	Household and Personal Care Products – 2.0%
35,000	Avery Dennison Corp.		2,032,100
47,500	Kimberly-Clark Corp.		2,930,750

			4,962,850

	Insurance – 2.3%
47,500	Allstate Corp. (The)		2,599,675
65,000	St. Paul Travelers Cos., Inc. (The)		2,897,700

			5,497,375

	Iron/Steel – 0.9%
40,000	Nucor Corp.		2,170,000

	Metals and Mining – 1.7%
35,000	Freeport-McMoran Copper, Class B		1,939,350
27,500	Phelps Dodge Corp.		2,259,400

			4,198,750

	Oil and Gas – 8.1%
65,000	BP PLC ADR (United Kingdom)		4,524,650
75,000	ChevronTexaco Corp.		4,654,500
40,000	KeySpan Corp.		1,616,000
25,000	Marathon Oil Corp.		2,082,500
51,719	Royal Dutch Shell PLC, Class B ADR (United Kingdom)		3,613,607
50,000	Total SA ADR (France)		3,276,000

			19,767,257

	Pharmaceuticals – 4.5%
80,000	Abbott Laboratories		3,488,800
75,000	Bristol-Myers Squibb Co.		1,939,500
50,000	GlaxoSmithKline PLC ADR (United Kingdom)		2,790,000
120,000	Pfizer, Inc.		2,816,400

			11,034,700

	Retail – Hardware – 0.5%
35,000	Home Depot, Inc.		1,252,650

	Telecommunications – 7.3%
175,000	AT&T, Inc.		4,880,750
70,000	BCE, Inc. (Canada)		1,655,500
56,300	BT Group PLC ADR (United Kingdom)		2,493,527
155,000	Nokia Corp. ADR (Finland)		3,140,300
50,000	Telefonaktiebolaget LM Ericsson ADR (Sweden)		1,652,000
112,500	Verizon Communications, Inc.		3,767,625

			17,589,702

	Utilities – Gas and Electric – 4.8%
35,000	ConocoPhillips		2,293,550
40,000	Dominion Resources, Inc.		2,991,600
50,000	FirstEnergy Corp.		2,710,500
50,000	PPL Corp.		1,615,000
50,000	Progress Energy, Inc.		2,143,500

			11,754,150

	Total Common Stocks (Cost $121,172,803)		134,721,364

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 13

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Optional Call Provisions	Value
	Corporate Bonds – 8.8%
	Aerospace/Defense – 0.4%
$1,000,000	DRS Technologies, Inc., B, B3 6.875%, 11/1/2013	11/1/08 @ 103.44	$962,500

	Automotive – 0.4%
1,000,000	Navistar International, BB-, Ba3 7.500%, 6/15/2011	6/15/08 @ 103.75	1,002,300

	Banking and Finance – 1.6%
1,000,000	General Motors Acceptance Corp., BB, Ba1 6.875%, 9/15/2011	N/A	954,160
1,000,000	Markel Capital Trust I, BB, Ba1 8.710%, 1/1/2046	1/1/07 @ 104.36	1,036,445
1,000,000	Presidential Life Corp., B-, B2 7.875%, 2/15/2009	N/A	995,000
750,000	Saxon Capital, Inc.-REIT, B, B2 (c) 12.000%, 5/1/2014	N/A	755,625

			3,741,230

	Beverages and Food – 1.1%
2,465,000	Dean Foods Co., BB-, Ba2 7.000%, 6/1/2016	N/A	2,384,887
335,000	Smithfield Foods, Inc., BB, Ba2 7.000%, 8/1/2011	N/A	324,113

			2,709,000

	Building and Building Products – 0.6%
1,000,000	K Hovnanian Enterprises, BB, Ba1 6.500%, 1/15/2014	N/A	900,000
500,000	Technical Olympic USA, Inc. B+, Ba3 9.00%, 7/1/2010	8/7/06 @ 104.50	486,250

			1,386,250

	Electronic Equipment and Components – 0.2%
345,000	Advanced Micro Devices, Inc., B-, B3 7.750%, 11/1/2012	11/1/08 @ 103.88	351,900
700,000	IMAX Corp. (Canada), B-, B3 9.625%, 12/1/2010	12/1/07 @ 104.81	717,500

			1,069,400

	Forest Products & Paper – 0.6%
400,000	Boise Cascade LLC, B+, B2 7.125%, 10/15/2014	10/15/09 @ 103.56	354,000
1,100,000	Stone Container Finance (Canada), CCC+, B2 7.375%, 7/15/2014	7/15/09 @ 103.69	973,500

			1,327,500

	Health and Medical Facilities – 0.3%
640,000	Davita, Inc., B, B3 7.250%, 3/15/2015	3/15/10 @ 103.63	614,400

	Home Furnishings – 0.4%
1,000,000	Sealy Mattress Co., B-, B3 8.250%, 6/15/2014	6/15/09 @ 104.13	1,000,000

	Industrials – Transportation – 0.4%
850,000	Overseas Ship Holding Group, BB+, Ba1 8.750%, 12/1/2013	N/A	907,375

	Iron/Steel – 0.5%
1,125,000	AK Steel Corp., B+, B1 7.875%, 2/15/2009	8/7/06 @ 101.313	1,119,375

	Office Equipment & Supplies – 0.4%
1,000,000	Xerox Capital Trust I, B-, Ba3 8.000%, 2/1/2027	2/1/07 @ 102.45	1,003,750

	Oil and Gas – 0.6%
500,000	Chesapeake Energy Corp., BB, Ba2 6.500%, 8/15/2017	N/A	456,250
1,000,000	Giant Industries, Inc., B-, B3 8.000%, 5/15/2014	5/15/09 @ 104	987,500

			1,443,750

	Retail - Apparel and Shoes – 0.9%
700,000	Dillards, Inc., BB, B2 7.130%, 8/1/2018	N/A	661,500
475,000	Pantry, Inc. (The), B, B3 7.750%, 2/15/2014	2/15/09 @ 103.88	470,250
1,000,000	Phillips-Van Heusen Corp., BB, B1 7.250%, 2/15/2011	2/15/08 @ 103.63	990,000

			2,121,750

	Telecommunications – 0.2%
500,000	American Cellular Corp., B-, B3 10.000%, 8/1/2011	8/1/07 @ 105	526,250

	Utilities—Gas and Electric – 0.2%
500,000	Reliant Energy, Inc., B+, B1 9.500%, 7/15/2013	7/15/08 @ 104.75	502,500

	Total Corporate Bonds (Cost $22,048,641)		21,437,330

See notes to financial statements.

14 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Portfolio of Investments (unaudited) continued

Number of Shares			Value
	Preferred Stocks – 6.2%
	Real Estate Investment Trusts – 6.0%
60,000	ABN Amro Capital Trust VII, 6.080%, A, A2		$1,358,400
50,000	Aegon NV (Niger), 6.500%, A-, A3		1,191,000
20,000	Apartment Investment & Management Co., 7.750%, B+, Ba3		492,000
20,000	Brandywine Realty Trust, Series C, 7.500%, NR, NR		492,200
20,000	CBL & Associates Properties, Series C, 7.750%, NR, NR		505,000
25,000	CBL & Associates Properties, Series D, 7.375%, NR, NR		618,750
50,000	CIT Group, Inc., 6.350%, BBB+, Baa1		1,225,500
11,000	Capital Automotive REIT, Series A, 7.500%, B+, B1		273,900
20,000	CarrAmerica Realty Corp., Series E, 7.500%, BBB-, Baa3		505,000
20,000	Developers Diversified Realty, 8.600%, BBB-, Ba1		508,000
25,000	First Industrial Realty Trust, 7.250%, BBB-, Baa3		616,250
5,461	Glenborough Realty Trust, Inc., Series A, 7.750%, NR, Ba3		135,160
20,000	Health Care REIT, Inc., Series D, 7.875%, BB+, Ba1		505,800
20,000	iStar Financial, Inc., Series I, 7.500%, BB, Ba2		489,000
50,000	Merrill Lynch, 6.375%, A-, A2		1,238,500
50,000	Metlife, Inc., 6.500%, BBB, Baa1		1,231,500
29,400	Mills Corp. (The), Series G, 7.875%, NR, NR		661,500
12,000	PS Business Parks, Inc.		290,400
20,000	Realty Income Corp., Series D, 7.375%, BBB-, Baa3		507,000
18,500	Regency Centers Corp., 7.250%, BBB-, Baa3		465,367
25,000	Taubman Centers, Inc., 8.000%, B+, B1		640,625
25,000	Vornado Realty Trust, Series E, 7.000%, BBB-, Baa3		610,750

			14,561,602

	Pipelines – 0.2%
15,000	Dominion Consolidated Natural Gas Capital Trust I, 7.800%, BB+, Baa2		380,400

	Total Preferred Stocks (Cost $15,049,013)		14,942,002

	Investment Companies – 0.1%
5,000	AEW Real Estate Income Fund		95,950
7,000	DWS RREEF Real Estate Fund II		114,800
5,000	Neuberger Berman Real Estate Income Fund		118,000

	Total Investment Companies (Cost $266,359)		328,750

	Total Long-Term Investments – 149.0% (Cost $344,245,041)		361,407,164

Principal Amount		Optional Call Provisions	Value
	Short-Term Investments – 1.0%
$2,300,000	Missouri Development Financial Board Cultural Facilities Revenue Nelson Gallery Foundation-Series A, JP Morgan Insured, AAA, Aaa (d) 4.000%, 12/1/2033	7/7/06 @ 100	$2,300,000
200,000	New York, New York City Transitional Financial Authority New York City Recovery-Series 3-Subser 3E, LBW Insured, AAA, Aa2 (d) 4.000%, 11/1/2022		200,000

	Total Short-Term Investments (Cost $2,500,000)		2,500,000

	Total Investments – 150.0% (Cost $346,745,041)		363,907,164
	Liabilities in excess of Other Assets – -0.5%		(1,254,131)
	Preferred Shares, at Liquidation Value – (-49.5% of Net Assets Applicable to Common Shares or -33.0% of Total Investments)		(120,000,000)

	Net Assets Applicable to Common Shareholders – 100.0%		$242,653,033

ACA – ACA Financial Guaranty Corporation

ADR – American Depositary Receipt

AMBAC – Ambac Assurance Corporation

CIFG – CIFG Assurance North America

JP Morgan – JP Morgan Chase Bank

LBW – Landesbank Baden-Württemberg

LLC – Limited Liability Corporation

MBIA – MBIA Insurance Corporation

N/A – Not Applicable

PLC – Public Limited Company

RADIAN – Radian Asset Assurance, Inc.

REIT – Real Estate Investment Trust

(a)	All or a portion of these securities have been physically segregated in connection with swap agreements.

(b)	Non-income producing security.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to $755,625 or 0.3% of Net Assets Applicable to Common Shareholders.

(d)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of June 30, 2006.

Ratings shown are per Standard & Poor’s and Moody’s and are unaudited. Securities classified as NR are not rated.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 15

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Assets and Liabilities | June 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $346,745,041)	$363,907,164
Interest receivable	2,941,330
Receivable for securities sold	607,824
Dividends receivable	474,633
Unrealized appreciation on swap transactions	188,644
Other assets	22,811

Total assets	368,142,406

Liabilities
Payable for securities purchased	4,851,668
Advisory fee payable	207,434
Dividend payable - preferred shares	201,325
Due to Custodian	62,976
Administration fee payable	7,160
Accrued expenses and other liabilities	158,810

Total liabilities	5,489,373

Preferred Shares, at Redemption Value
$.01 par value per share; 4,800 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	120,000,000

Net Assets Applicable to Common Shareholders	$242,653,033

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000 shares issued and outstanding	$154,070
Additional paid-in capital	218,557,393
Net unrealized appreciation on investments and swaps	17,350,767
Accumulated net realized gain on investments and swaps	6,243,260
Accumulated undistributed net investment income	347,543

Net Assets Applicable to Common Shareholders	$242,653,033

Net Asset Value Applicable to Common Shareholders (based on 15,407,000 common shares outstanding)	$15.75

See notes to financial statements.

16 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Operations | For the six months ended June 30, 2006 (unaudited)

Investment Income
Interest	$5,728,221
Dividends (net of foreign withholding taxes of $47,855)	3,073,832

Total income		$8,802,053

Expenses
Advisory fee	1,259,962
Auction agent fee-preferred shares	156,531
Professional fees	78,524
Trustees’ fees and expenses	69,242
Fund accounting	50,201
Administration fee	45,862
Printing expenses	29,428
Custodian fee	26,539
Transfer agent fee	24,979
Insurance	14,281
NYSE listing fee	11,473
Miscellaneous	8,944

Total expenses		1,775,966

Net investment income		7,026,087

Realized and Unrealized Gain (Loss) on Investments and Swaps
Net realized gain on:
Investments		5,749,919
Swaps		256,000
Net change in unrealized appreciation (depreciation) on:
Investments		1,323,507
Swaps		349,848

Net realized and unrealized gain on investments and swaps		7,679,274

Distributions to Preferred Shareholders from
Net investment income		(2,648,181)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$12,057,180

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 17

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statements of Changes in Net Assets | Applicable to Common Shareholders

	For the Six Months Ended June 30, 2006 (unaudited)	For the Year Ended December 31, 2005
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$7,026,087	$13,562,059
Net realized gain on investments, options and swaps	6,005,919	7,708,954
Net change in unrealized appreciation (depreciation) on investments and swaps	1,673,355	(3,428,664)
Distributions to Preferred Shareholders
From and in excess of net investment income	(2,648,181)	(3,984,479)

Net increase in net assets applicable to common shareholders resulting from operations	12,057,180	13,857,870

Distributions to Common Shareholders from and in excess of Net Investment Income	(7,222,031)	(14,444,063)

Capital Share Transactions
Common and preferred shares’ offering expenses charged to paid-in-capital	—	18,188

Net Increase from Capital Share Transactions	—	18,188

Total increase (decrease) in net assets applicable to common shareholders	4,835,149	(568,005)
Net Assets
Beginning of period	237,817,884	238,385,889

End of period (including undistributed net investment income of $347,543 and $3,191,668, respectively)	$242,653,033	$237,817,884

*	Commencement of investment operations.

See notes to financial statements.

18 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Six Months Ended June 30, 2006 (unaudited)	For the Year Ended December 31, 2005	For the Period April 28, 2004* through December 31, 2004
Net asset value, beginning of period	$15.44	$15.47	$14.33 (b)
Income from investment operations
Net investment income(a)	0.45	0.88	0.52
Net realized and unrealized gain on investments and swaps	0.50	0.29	1.29
Distributions to preferred shareholders from and in excess of net investment income (common share equivalent basis)	(0.17)	(0.26)	(0.07)

Total from investment operations	0.78	0.91	1.74

Distributions to common shareholders	(0.47)	(0.94)	(0.47)

Common and Preferred Shares’ offering expenses charged to paid-in capital	—	—	(0.13)

Net asset value, end of period	$15.75	$15.44	$$15.47

Market value, end of period	$13.92	$13.35	$$13.62

Total investment return(c)
Net asset value	5.07%	6.02%	11.42%
Market value	7.79%	4.80%	-6.05%
Ratios and supplemental data
Net assets applicable to common shareholders, end of period (thousands)	$242,653	$237,818	$238,386
Preferred shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$120,000	$120,000	$120,000
Preferred shares asset coverage per share	$75,553	$74,545	$74,664
Ratios to average net assets applicable to common shareholders:(d)
Total expenses	1.47%	1.52%	1.36%
Net investment income, prior to effect of dividends to preferred shares	5.83%	5.73%	5.31%
Net investment income, after effect of dividends to preferred shares	3.63%	4.05%	4.58%
Ratios to average managed assets:(d)(e)
Total expenses	0.99%	1.01%	0.98%
Net investment income, prior to effect of dividends to preferred shares	3.90%	3.80%	3.83%
Portfolio turnover rate	90%	103%	75%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before reimbursement of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

See notes to financial statements.

SemiAnnual Report | June 30, 2006 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to Financial Statements | (unaudited)

Note 1 – Organization:

TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60% of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the “Municipal Securities Portfolio”) and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the “Equity and Income Securities Portfolio”).

Note 2 – Accounting Policies:

The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a)	Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the last available bid price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the New York Stock Exchange (“NYSE”) is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c)	Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Details of the swap agreements outstanding as of June 30, 2006 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate*	Unrealized Appreciation
JP Morgan Chase & Co.	7/6/2016	$15,000	4.04%	BMA	$95,661
JP Morgan Chase & Co.	7/7/2016	$15,000	4.07%	BMA	55,902
JP Morgan Chase & Co.	7/18/2016	$15,000	4.09%	BMA	37,081

					$188,644

*	BMA – Bond Market Association Municipal Swap Index.

For each swap noted, the Fund pays a fixed rate and receives a floating rate.

(d)	Options

For hedging and investment purposes, the Fund may purchase put options, put options on futures and write (sell) call options on securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The risk associated with writing an option is that the writer of an option has no control over the time when it may be required to fulfill its obligation. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There were no options outstanding as of June 30, 2006.

(e)	Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Investment Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. In addition to serving as investment advisor of the Fund, the Adviser provided day-to-day portfolio management of the Fund’s assets

20 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Notes to Financial Statements (unaudited) continued

allocated to the Municipal Securities Portfolio (See also Note 8). The Adviser received a fee, payable monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with Thompson, Siegel & Walmsley, Inc. (the “Sub-Adviser”), the Sub-Adviser is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays monthly to the Sub-Adviser a fee at the annual rate of 0.42% of the Fund’s average daily managed assets attributable to the Equity and Income Securities Portfolio.

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. For the six months ended June 30, 2006, the Fund recognized expenses of approximately $45,900 for these services.

Certain officers and trustees of the Fund are also officers and directors of the Adviser or Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of June 30, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Derivatives
$346,742,404	$20,731,413	$(3,566,653)	$17,164,760	$188,644

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts.

For the year ended December 31, 2005, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions Paid From:	2005
Ordinary income	$10,216,359
Tax-exempt income	5,712,065
Long-term capital gain	2,500,118

Total Distributions	$18,428,542

As of December 31, 2005, the tax component of undistributed ordinary income was $3,092,337. The final determination of the source of the 2006 distributions for tax purposes will be made after the end of the Fund’s fiscal year and will be reported to shareholders in January 2007 on IRS Form 1099 DIV.

Note 5 – Investment in Securities:

For the six months ended June 30, 2006, purchases and sales of investments, excluding short-term securities, were $325,702,337 and $329,244,660, respectively.

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended June 30, 2006 and the year ended December 31, 2005.

Preferred Shares

On April 29, 2004, the Fund’s Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually.

For the period ended June 30, 2006, the annualized dividend rates ranged from:

	High	Low	At 6/30/06
Series M7	5.00%	3.65%	5.00%
Series T28	4.70%	4.20%	4.20%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Event:

On August 1, 2006, the Board of Trustees declared a quarterly dividend of $0.234375 per common share. This dividend will be payable August 31, 2006 to shareholders of record on August 15, 2006.

Effective July 11, 2006, SMC Fixed Income Management, LP was named as the Investment Sub-Adviser of the Municipal Securities Portfolio.

SemiAnnual Report | June 30, 2006 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental Information | (unaudited)

Trustees

The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	14	None.

Steven D. Cosler Year of Birth: 1955 Trustee	Since 2005	Formerly, President, Chief Executive Officer and Director of Priority Healthcare Corp. (2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare Corp. (2001-2002). Formerly, Executive Vice President and Chief Operating Officer of Priority Healthcare Corp. (2000-2001).	2	None.

Robert M. Hamje Year of Birth: 1942 Trustee	Since 2004	Advisor to the Cleveland Foundation Investment Committee. Formerly, President and Chief Investment Officer of TRW Investment Management Co. (1990-2003).	2	Trustee, Old Mutual Advisor Mutual Funds.

L. Kent Moore Year of Birth: 1955 Trustee	Since 2004	Partner at WilSource Enterprise (December 2005-present). Managing Director High Sierra Energy L.P., (2004-2005). Formerly, Portfolio Manager and Vice President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of Marsico Capital Management (1997-1999).	2	Trustee, Old Mutual Advisor Mutual Funds.

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd. a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	17	None.

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	15	None.

Interested Trustees:

Matthew J. Appelstein† Year of Birth: 1961 Trustee	Since 2005	Director of Investment Services, Old Mutual Asset Management (2003-present). Formerly, Senior Vice President of Consulting Relationships, Fidelity Management Trust Co. (1998-2003).	2	None.

Nicholas Dalmaso†† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	17	None.

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustees’ initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Barnes, Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

•	Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of the shareholders.

•	Messrs. Appelstein, Cosler and Toupin, as Class III Trustee, are expected to stand for re-election at the Fund’s 2007 annual meeting of the shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

†	Mr. Appelstein is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund’s Sub-Adviser.

††	Mr. Dalmaso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

22 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Steven M. Hill Year of Birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager of Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

Vincent R. Giordano Year of Birth: 1948 Vice President	Since 2004	Senior Managing Director of SMC Fixed Income Management, LP.*** Previously, Senior Managing Director of Claymore Advisors, LLC (2004-2006); Senior Vice President and Portfolio Manager of Merrill Lynch Asset Management, Inc. (1985-2001).

George Gregorio Year of Birth: 1949 Vice President	Since 2004	Managing Director of SMC Fixed Income Management, LP.*** Previously, Managing Director of Claymore Advisors, LLC (2004-2006); Sell Side Analyst for JB Hanauer & Co.

Roberto W. Roffo Year of Birth: 1966 Vice President	Since 2004	Managing Director of SMC Fixed Income Management, LP.*** Previously, Managing Director of Claymore Advisors, LLC (2004-2006); Director and Vice President of Merrill Lynch Investment Managers.

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President, Fund Compliance Officer of Claymore Advisors, LLC (Feb. 2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Melissa Nguyen Year of Birth: 1978 Secretary	Since 2006	Vice President of Claymore Securities, Inc. (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective July 11, 2006.

SemiAnnual Report | June 30, 2006 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone number: (800) 701-8178.

24 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Investment Management Agreement Contract Re-approval | (unaudited)

On March 8, 2006, the Board of Trustees, including the Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940), of the TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund”) met to consider the renewal of: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the subadvisory agreement (“TS&W Subadvisory Agreement”) relating to the equity and income securities portion of the Fund’s portfolio (the “Equity and Income Portfolio”) among the Adviser, the Fund and Thompson, Siegal & Walmsley, Inc. (“TS&W”) (The Investment Advisory Agreement and the TS&W Subadvisory Agreement are together referred to as the “Advisory Agreements”). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, TS&W and independent legal counsel.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information. The Adviser and TS&W provided extensive information in response to the request. Among other information, the Adviser and TS&W provided general information to assist the Board of Trustees in assessing the nature and quality of services provided by the Adviser and TS&W and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to the Adviser and the compliance policies and procedures adopted by each of the Adviser and TS&W.

In addition, on March 8, 2006, the Board of Trustees considered the approval of a proposed new subadvisory agreement relating to management of the municipal securities portion of the Fund’s portfolio (the “Municipal Portfolio”) among the Adviser, the Fund and SMC Fixed Income Management, L.P. (“SMC”). In advance, the Independent Trustees, through their independent legal counsel, requested information from the Adviser regarding its plans relating to the municipal securities advisory business. The Adviser had informed the Board of Trustees of its plans to sell its municipal securities advisory business to an affiliate of Spring Mountain Capital, L.P. (“Spring Mountain”), with the intention to have the Fund’s current municipal portfolio management team continue to manage the Municipal Portfolio and have the Fund and the Adviser enter into a subadvisory agreement with SMC (the “SMC Subadvisory Agreement “) for the management of the Municipal Portfolio. The Adviser, Spring Mountain and SMC provided the Board of Trustees with background information concerning Spring Mountain and comparative subadvisory fees of municipal securities funds. Management of Spring Mountain and the Fund’s municipal securities portfolio managers made an in-person presentation at the Fund’s March 8, 2006 Board of Trustees meeting. At the meeting, they described the business plan for SMC and the financial capital that Spring Mountain was providing in connection with the organization and working capital needs of SMC. The Board of Trustees reviewed the Form ADV of Spring Mountain and SMC, the compliance policies and procedures of Spring Mountain and SMC and financial information of both entities.

Based upon its review, the Board of Trustees concluded, that it was in the best interests of the Fund to renew each of the Advisory Agreements. The Board of Trustees also concluded that it was in the best interests of the Fund to enter into the SMC Subadvisory Agreement with respect to the Municipal Portfolio. In reaching these conclusions for the Fund, no single factor was determinative in the Board of Trustee’s analysis, but rather the Board of Trustees considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services currently provided by the Adviser, the Board of Trustees noted that the Adviser had retained responsibility for the investment and reinvestment of the Municipal Portfolio and had delegated responsibility for the investment and reinvestment of the Equity and Income Portfolio to the Sub-Adviser. The Board of Trustees also considered the proposal for the Adviser to delegate management of the Municipal Portfolio to SMC which would retain the current portfolio management team. With respect to the Municipal Portfolio, the Board of Trustees considered the qualifications, experience, good reputation and skills of the portfolio management team. The Board of Trustees considered the Adviser’s success in achieving the Fund’s investment objective of providing a high level of after-tax return, including attractive tax-advantaged income, through a review of the Fund’s distribution rate and tax-equivalent distribution rate and performance relative to the Fund’s customized benchmark index (54% of the Lehman Brothers Municipal Bond Index and 46% of the Russell 1000 Value Index) since inception and for the twelve months ended December 31, 2005 based on net asset value. With respect to the Equity and Income Portfolio and the proposed SMC Subadvisory Agreement, the Board also considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board of Trustees reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board of Trustees considered the experience and qualifications of the Adviser’s personnel relating to compliance oversight, its open communications with the Board of Trustees, as well as its capabilities concerning its monitoring of a subadviser’s portfolio management team, and concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

SemiAnnual Report | June 30, 2006 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

The Board of Trustees reviewed the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the twelve months ended December 31, 2005 and since inception (April 27, 2004 through December 31, 2005) and compared it to the total return performance of the Fund’s only peer closed-end fund, which also invests a minimum of 50% of its total assets in municipal securities with the remaining portion invested in equity and other fixed-income securities with an emphasis on providing tax-advantaged income (“peer fund”) and the customized benchmark for the same time periods. The Board of Trustees also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance and noted that the Fund’s use of leverage was a drag on performance for the year ended December 31, 2005. Notwithstanding the effects of leverage, the Board of Trustees noted that the Fund’s investment results were consistent with the Fund’s investment objective and met expectations. The Board of Trustees concluded that the Adviser was qualified to provide the services under the Advisory Agreement.

The Board of Trustees compared the Fund’s management fee (which includes the subadvisory fee paid to TS&W) and expense ratio to the peer fund and to other funds with either municipal portfolios or equity portfolios (“comparable funds”) and to the management fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board of Trustees also reviewed the mean and median advisory fees and expense ratios of a subset of the comparable funds that only included funds that used leverage, given the greater services required to manage and the higher expenses of a fund employing leverage. The Board of Trustees concluded that the Fund’s management fee was within an acceptable range of the comparable funds and was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship to the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurs in providing the services described in the Investment Advisory Agreement including paying the subadvisory fee to TS&W. In light of the proposed SMC Subadvisory Agreement, the Board of Trustees requested that the Adviser provide pro-forma profitability information that assumed that the SMC Subadvisory Agreement was entered into. The Board of Trustees concluded that the Adviser’s profitability in either case was not unreasonable.

The Board of Trustees considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors and also considered the current assets of the Fund. Because of the nature of closed-end funds, the Board of Trustees does not expect the Fund to grow significantly in the next twelve months. Therefore, the Board of Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services to justify a breakpoint at this time.

The Board of Trustees considered other benefits available to the Adviser because of its relationship to the Fund and noted that the administrative services fees received by the Adviser from serving as administrator would provide it with additional revenue and concluded that the management fee was reasonable taking into account this benefit. The Board of Trustees also considered the Adviser’s statement that it benefited from its association with the Sub-Adviser because the Adviser served as adviser to another closed-end fund affiliated with the Sub-Adviser.

Subadvisory Agreement

With respect to the nature, extent and quality of services provided by TS&W, the Board of Trustees considered the qualifications, experience, good reputation and skills of the TS&W’s portfolio management and other key personnel. The Board of Trustees considered TS&W’s success in achieving the Fund’s investment objective of providing a high level of after-tax return, including attractive tax-advantaged income with respect to the Equity and Income Portfolio. The Board of Trustees concluded that TS&W was qualified to provide the services under the TS&W Subadvisory Agreement.

26 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

The Board of Trustees reviewed the subadvisory fee paid by the Adviser to TS&W and compared it to the fees charged by TS&W to other investment company clients for TS&W serves as adviser. The Board of Trustees determined that the Fund’s subadvisory fee was within an acceptable range of the other advisory fees charged by TS&W and was also significantly lower that the advisory fees paid by the comparable funds with equity portfolios. Accordingly, the Board of Trustees concluded that the subadvisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by TS&W from its relationship to the Fund, the Board of Trustees reviewed the subadvisory fee paid TS&W and considered that it had been negotiated at arm’s length between the Adviser and TS&W, an unaffiliated third party, and that the Adviser compensated TS&W from its fee. Accordingly, the Board of Trustees considered the estimated profitability of the Adviser and did not consider estimated profitability of the Sub-Adviser.

The Board of Trustees reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows. The Board of Trustees considered the amount of the subadvisory fee, TS&W’s statement that its expenses are expected to remain the same for the next twelve months and that no economies of scale can be expected to be realized. Given this statement, the Board of Trustees concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services.

The Board of Trustees considered other benefits derived by TS&W from its relationship with the Fund, including its use of soft dollars and affiliates of TS&W’s other business relationships with the Adviser. The Board of Trustees noted TS&W’s statement that it receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of TS&W. The Board of Trustees noted TS&W’s statement of its intent to phase out its use of soft dollars for third party research over the next four years. The Board of Trustees concluded that the subadvisory fee was reasonable, taking into account these benefits.

SMC Subadvisory Agreement

The Board of Trustees considered information provided by the Adviser, Spring Mountain and SMC concerning the Adviser’s proposal to sell the assets of its municipal securities group located in Princeton, New Jersey to SMC and to delegate responsibility for the investment and reinvestment of the Municipal Portfolio to SMC pursuant to the SMC Subadvisory Agreement. The Board of Trustees noted that, under the proposal, it was the intention of the Adviser, Spring Mountain and SMC for the same portfolio management team that had managed the Municipal Portfolio since the Fund’s inception to continue managing the Municipal Portfolio under the employment of SMC.

With respect to the nature, extent and quality of the services to be provided by SMC, the Board of Trustees considered that it was a condition of the closing of the transaction that the current portfolio management personnel employed by the Adviser who are currently responsible for management of the Municipal Portfolio become employees of SMC and that such personnel were expected to continue to provide such services to the Fund. The Board of Trustees considered the qualifications, experience, good reputation and skills of the portfolio management team and the good performance results they had achieved for the Municipal Portfolio and the roles and responsibilities of other SMC personnel. The Board of Trustees also considered that Mr. Vincent Giordano, a member of the portfolio management team would have an ownership interest in SMC and that Mr. Giordano and Mr. Roberto Roffo, a portfolio manager would continue to have an ownership interest in the Adviser’s organization. The Board of Trustees determined that the nature, extent and quality of the services to be provided by SMC supported approval of the SMC Subadvisory Agreement.

With respect to the performance of the Fund, the Board of Trustees considered that the portfolio management personnel employed by Claymore and currently responsible for the management of the Municipal Portfolio would become employees of SMC and continue to manage the Municipal Portfolio following the consummation of the transaction. The Board of Trustees considered the investment performance of the Fund relative to the applicable

SemiAnnual Report | June 30, 2006 | 27

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | Investment Management Agreement Contract Re-approval (unaudited) continued

benchmarks since the Fund’s inception and for the 2005 calendar year and relative to the peer fund for the 2005 calendar year and concluded that the performance supported approval of the SMC Subadvisory Agreement. The Board of Trustees determined that the performance of the Fund supported its decision to approve the SMC Subadvisory Agreement.

With respect to the proposed subadvisory fee to be paid to SMC, the Board of Trustees considered that the total advisory fee would remain unchanged as a result of the approval of the SMC Subadvisory Agreement and the consummation of the transaction. The Board of Trustees also considered the subadvisory fee to be paid to SMC as compared to the subadvisory fees paid by other registered funds that invest in municipal securities and utilize investment sub-advisory arrangements and concluded that the fee was within an acceptable range of the other registered funds and that the Adviser would pay SMC from its management fee. The Board of Trustees concluded that the subadvisory fees to be paid to SMC were reasonable.

With respect to the costs of services to be provided and profits to be realized by SMC, the Board of Trustees considered financial information relating to SMC and Spring Mountain and considered the anticipated financial support to be provided to SMC by Spring Mountain and concluded that it was sufficient. They also reviewed the subadvisory fee and considered that it had been negotiated at arm’s length between the Adviser and SMC, an unaffiliated third party, and that the Adviser would compensate SMC from its fee. Accordingly, the Board of Trustees considered the estimated profitability of the Adviser and did not consider the estimated profitability of SMC. The Board of Trustees concluded that the subadvisory fee to be paid to SMC and the profitability considerations supported its decision to approve the SMC Subadvisory Agreement.

The Board of Trustees considered the extent to which economies of scale could be realized and noted that given the size of the Fund and its status as a closed-end investment company, significant additional opportunities for economies of scale were unlikely.

The Board of Trustees considered other benefits to SMC and its affiliates to be derived from its relationship with the Fund. The Board concluded that any such additional benefits to SMC and its affiliates to be derived from its relationship with the Fund were negligible and, after taking into account such other benefits, the subadvisory fee to be paid to SMC was reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund. Accordingly, the Board of Trustees unanimously re-approved each Advisory Agreement. In addition, the Board of Trustees determined that the terms of the SMC Subadvisory Agreement were reasonable and in the best interests of the Fund. Accordingly, the Board of Trustees unanimously approved the SMC Subadvisory Agreement and further unanimously approved the submission of the SMC Subadvisory Agreement to shareholders for approval.

28 | SemiAnnual Report | June 30, 2006

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Information |

Board of Trustees

Matthew J. Appelstein*

Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso*

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Financial Officer,

Chief Accounting and Treasurer

Vincent R. Giordano

Vice President

George Gregorio

Vice President

Roberto W. Roffo

Vice President

Bruce Saxon

Chief Compliance Officer

Melissa Nguyen

Secretary

Investment Manager – Equity and Income

Thompson, Siegel & Walmsley, Inc.

Richmond,Virginia

Investment Manager – Municipals**

SMC Fixed Income Management, LP

Princeton, New Jersey

Investment Adviser and Administrator

Claymore Advisors, LLC

Lisle, Illinois

Custodian and Transfer Agent

The Bank of New York

NewYork, NewYork

Preferred Stock – Dividend Paying Agent

The Bank of New York

NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

**	Effective July 11, 2006

Privacy Principles of TS&W/Claymore Tax-Advantaged Balanced Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, NY 13057 (800) 701-8178

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities & Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files it complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In October 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

SemiAnnual Report | June 30, 2006 | 29

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the Fund Managers |

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP and Thompson, Siegel & Walmsley, Inc. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

Claymore Advisors, LLC

Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies and separately managed accounts. Claymore Advisors, LLC is responsible for the Fund’s overall asset allocation.

SMC Fixed Income Management, LP

SMC Fixed Income Management, LP (“SMC”) is a newly organized subsidiary of Spring Mountain Capital LP (“Spring Mountain”). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC’s Investment Philosophy and Process

SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm’s evaluation of the issuer’s creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC’s proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

Thompson, Siegel & Walmsley, Inc. (TS&W)

Thompson, Siegel & Walmsley, Inc. (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-to-day management of the equity and taxable income securities portion of the Fund.

TS&W Investment Philosophy and Process

Thompson, Siegel & Walmsley, Inc.’s investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend-paying stocks that meet its investment criteria. TS&W employs a proprietary quantitative valuation model that is applied to more than 400 stocks. This directs the managers’ review process toward companies that they believe have the highest expected return potential over a multi-year period. TS&W’s in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W’s Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

30 | SemiAnnual Report | June 30, 2006

Claymore Securities, Inc.

2455 Corporate West Drive

Lisle, IL 60532

Member NASD/SPIC

TYW-SAR-0606

Item 2. Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:	/S/ NICHOLAS DALMASO
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	September 1, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ NICHOLAS DALMASO
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	September 1, 2006

By:	/S/ STEVEN M. HILL
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date:	September 1, 2006